                                                                    EXHIBIT 10.3

                         STOCKHOLDERS' RIGHTS AGREEMENT

                                  by and among

                              ACORN PRODUCTS, INC.,

                                       and

                     OCM PRINCIPAL OPPORTUNITIES FUND, L.P.,
                   HOULIHAN LOKEY HOWARD & ZUKIN CAPITAL, LLC

                                       AND

                           CAPITALSOURCE HOLDINGS LLC

                            DATED AS OF JUNE 28, 2002

                                TABLE OF CONTENTS

Section 1.1     Certain Definitions...................................................................1
Section 1.2     Restrictions on Transfer..............................................................3
Section 1.3     Right of First Offer..................................................................4
Section 1.4     Drag-Along and Tag-Along Rights.......................................................5
Section 1.5     Termination...........................................................................7
Section 1.6     Governing Law.........................................................................7
Section 1.7     Successors and Assigns................................................................8
Section 1.8     Entire Agreement; Amendment; Waiver...................................................8
Section 1.9     Notices, etc..........................................................................8
Section 1.10    Delays or Omissions...................................................................8
Section 1.11    Rights; Separability..................................................................8
Section 1.12    Titles and Subtitles..................................................................9
Section 1.13    Counterparts..........................................................................9

                              ACORN PRODUCTS, INC.
                         STOCKHOLDERS' RIGHTS AGREEMENT

This Stockholders' Rights Agreement (this "Agreement") is made and entered into as of the 28th day of June, 2002 by and among Acorn Products, Inc., a Delaware corporation (the "Company"), OCM Principal Opportunities Fund, L.P., a Delaware limited partnership ("POF"), CapitalSource Holdings LLC, a Delaware limited liability company ("CapitalSource"), and Houlihan Lokey Howard & Zukin Capital, LLC ("HLHZ" and, together with CapitalSource, the "Investors" and, together with CapitalSource and POF, the "Stockholders").

                                    RECITALS

         WHEREAS, the Company has issued to HLHZ a 12% Convertible Note in the principal amount of $1,200,000 (the "HLHZ Note");

         WHEREAS, pursuant to that certain Revolving Credit, Term Loan and Security Agreement dated June 28, 2002 by and among the Company, UnionTools, Inc., the Borrower Subsidiaries as named therein and CapitalSource (the "Loan Agreement") and the other Loan Documents (as defined in the Loan Agreement) related thereto, the Company (i) has issued the Issued Shares (as defined in the Loan Agreement) to CapitalSource and (ii) is committed to issue to CapitalSource the New Shares (as defined in the Loan Documents) upon the occurrence of certain events (collectively, the "CapitalSource Shares" and, together with the HLHZ Note and the Common Stock issuable upon conversion or exercise thereof, the "Securities");

         WHEREAS, such HLHZ Note is convertible into shares of the Company's Common Stock on the terms and subject to the conditions set forth in such HLHZ Note; and

         WHEREAS, each of the Stockholders and the Company desires to enter into this Agreement to regulate certain aspects of their relationship, to make certain provisions for the governance of the Company and to provide for, among other things, restrictions on the transfer or other disposition of their securities;

         NOW, THEREFORE, the parties hereto hereby agree as follows:

                  Section 1.1 Certain Definitions. As used in this Agreement, the following terms shall have the meanings set forth below:

                  "Affiliate" of any party means any Person (or group of Persons) that controls, is controlled by or is under common control with such party, or, in the case of a natural person, any family members of such person.

                  "Common Stock" shall mean the common stock of the Company, par value $0.001 per share.

                  "Control" and "Controlled" means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a person, whether through ownership of voting securities or otherwise.

                  "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, or any similar successor federal statute and the rules and regulations thereunder, all as the same shall be in effect from time to time.

                  "Person" means any individual, partnership, association, corporation, limited liability company, trust or other entity.

                  The terms "register," "registered" and "registration" shall refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act and applicable rules and regulations thereunder, and the declaration or ordering of the effectiveness of such registration statement.

                  "Securities Act" shall mean the Securities Act of 1933, as amended, or any successor federal statute, and the rules and regulations thereunder, all as the same shall be in effect from time to time.

                  "TCW/POF Stockholders" shall collectively include TCW Special Credits Fund III, a California limited partnership ("TCW Fund III"), TCW Special Credits Fund IIIB, a California limited partnership ("TCW Fund IIIB"), TCW Special Credits Trust IIIB, a California collective investment trust ("TCW Trust IIIB"), The Common Fund for Bond Investments, Inc., a New York corporation ("Common Fund"), Delaware State Employees' Retirement Fund ("DSERF"), Weyerhaeuser Company Master Retirement Trust (TCW) ("Weyerhaeuser"), TCW Special Credits Trust, a California collective investment trust ("TCW Special Trust"), TCW Special Credits Trust IV, a California collective investment trust ("TCW Special Trust IV"), TCW Special Credits Trust IV-A, a California collective investment trust ("TCW Special Trust IV-A"), TCW Special Credits Fund IV, a California limited partnership ("TCW Special Fund IV"), TCW Special Credits Plus Fund, a California limited partnership ("TCW Special Fund" and, collectively with TCW Fund III, TCW Fund IIIB, TCW Trust IIIB, Common Fund, DSERF, Weyerhaeuser, TCW Special Trust, TCW Special Trust IV, TCW Special Trust IV-A and TCW Special Fund IV, the "TCW Entities"), POF, and any other entity affiliated with or managed by Oaktree Capital Management, LLC.

                  "Transfer" and "Transferred" shall mean a sale, conveyance, exchange, assignment, pledge, encumbrance, gift, bequest, hypothecation or other transfer or disposition by any other means, whether for value or no value and whether voluntary or involuntary (including, without limitation, by realization upon any encumbrance or by operation of law or by judgment, levy, attachment, garnishment, bankruptcy or other legal or equitable proceedings) or an agreement to do any of the foregoing (any Person who effects a Transfer being referred to as a "Transferor" and any Person to whom a Transfer is effected being referred to as a "Transferee").

                  "Transferring Investor" shall mean any Stockholder, other than a TCW/POF Stockholder, who Transfers its shares of Common Stock pursuant to
Section 1.3 hereof.

                  Section 1.2       Restrictions on Transfer

         (a) An Investor shall be permitted to Transfer all or any portion of the Securities held by it only:

                  (i) if (A) it shall have given 15 days prior written notice to POF and the Company of the proposed Transfer and shall have furnished the Company with a reasonably detailed statement of the circumstances surrounding the proposed Transfer, (B) the Transferee has agreed in writing for the benefit of the Company to be bound by the terms and provisions of this Agreement, (C) if reasonably requested by the Company, such Stockholder shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such Transfer will not require registration of such shares under the Securities Act and (D) such Transfer is a Transfer of all or any portion of the Securities held by such Investor to an Affiliate of such Investor and is made to not more than two Transferees (such Transfer is referred to herein as a "Permitted Transfer");

                  (ii) in connection with any one of the following transactions: (A) the dissolution or liquidation of the Company; (B) the merger of the Company into another person or entity, or any consolidation, share exchange, combination, reorganization or like transaction, in each case the consummation of which has been approved by the stockholders of the Company in accordance with applicable law,
         (C) the sale or other transfer of all or substantially all of the Company's assets, the consummation of which has been approved by the stockholders of the Company in accordance with applicable law; (D) the exercise by such Investor of any put or similar rights granted to such Investor by the Company; (E) the exercise by POF of the drag-along rights granted to it pursuant to Section 1.4(a); (F) the exercise by such Investor of the tag-along rights granted to such Investor pursuant to Section 1.4(b); or

                  (iii) in strict compliance with applicable securities laws and, to the extent applicable, the provisions of Section 1.3.

         (b) Any attempt by any Investor to Transfer Securities in violation of this Section 1.2 shall be void, and the Company agrees it will not effect such a Transfer nor will it treat any alleged Transferee as the holder of such shares without the written consent of the Board of Directors of the Company.

         (c) The Company agrees to use its best efforts to cause the registration of (i) the shares of Common Stock issuable upon the conversion of the HLHZ Note and (ii) the resale of the CapitalSource Shares and the shares of Common Stock issuable upon conversion of the HLHZ Note (to the extent not registered upon issuance pursuant to the preceding clause (i)) to be included in any registration statement filed in connection with the Rights Offering contemplated in that certain Purchase Agreement dated as of June 26, 2002 by and among the Company, UnionTools, Inc. and the TCW/POF Stockholders. The Common Stock issued or issuable to the Investors is further subject to that certain Registration Rights Agreement dated as of the date hereof by and among the Company, POF and the Investors.

         (d) Each certificate representing Securities shall (to the extent applicable and unless otherwise permitted by the provisions of this Agreement) be stamped or otherwise imprinted with a legend substantially similar to the following (in addition to any legend required under applicable state securities laws):

         THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD OR TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER SUCH ACT OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL OR OTHER EVIDENCE, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.

                  Section 1.3       Right of First Offer

         (a) Transfer by an Investor.

                  (i) At such time, and from time to time, as any Investor (in such capacity, the "Transferring Investor") owns not less than 2% of the issued and outstanding shares of Common Stock of the Company, on an as converted or other contractual basis, and such Investor desires to sell all or any part of its Securities (other than pursuant to a Permitted Transfer), such Investor shall give written notice ("Sale Notice") to each of the Company and POF at least three (3) business days prior to any such proposed Transfer of Securities. The Sale Notice shall describe in reasonable detail the number of Securities proposed to be Transferred (the "Notice Securities"), and, if an offer has been received by the Transferring Investor with respect to the Transfer of such Securities, the cash and non-cash consideration to be paid and the name and address of each prospective Transferee.

                  (ii) Each of the Company, POF and their respective Affiliates or designees (collectively, the "Offerees") shall have the right, exercisable within three (3) business days after receipt of the Sale Notice, to make an offer to purchase all or any portion of the Notice Securities (the "Offered Securities") at the price specified in a written notice delivered to the Transferring Investor by the Offerees specifying the cash price (the "Offer Price") at which the Offerees, or any one of them, are willing to purchase all or a specified portion of the Notice Securities (the "Offer Notice"). Within three (3) business days following receipt of the Offer Notice, the Transferring Investor shall have the right to accept the offer made in the Offer Notice as to all, but not less than all, of the Offered Securities by delivering written notice of such acceptance to each Offeree that delivered the Offer Notice (the "Acceptance Notice").

                  (iii) If any one or a combination of the Offerees elects to make an offer to purchase Offered Securities that is accepted pursuant to an Acceptance Notice, such Offeree, or its respective Affiliates or designees (the "Purchasing Offeree"), shall purchase the Offered Securities by delivering the Offer Price in cash to be paid for the Offered Securities to the Transferring Investor on a date mutually agreed to by the parties as soon as practicable following the notice provided pursuant to clause (ii) above but no later than fifteen (15) days following the date of the Acceptance Notice.

                  (iv) Simultaneously upon receipt of the Offer Price specified in the Offer Notice and delivered pursuant to the foregoing paragraph (a)(iii) of this Section 1.3, a Transferring Investor shall deliver to the Purchasing Offeree a stock certificate or certificates representing the Offered Securities in consummation of the sale of such shares pursuant to the terms and conditions specified in the Offer Notice.

                  (v) In the event that (a) the Offerees do not elect to deliver an Offer Notice, (b) the Offerees deliver an Offer Notice as to only a portion of the Notice Securities or (c) the Transferring Investor does not elect to deliver an Acceptance Notice, the Transferring Investor shall have the right to Transfer such portion of the Notice Securities that were not subject to an Acceptance Notice (the "Transferrable Securities") without further restriction under this
         Section 1.3 provided that such Transfer is consummated no later than ninety (90) days following the date of the Notice and at a price that is no less than the Offer Price. In the event that the Transferrable Securities are not so Transferred within such ninety (90) day period at a price that is no less than the Offer Price, Transferring Investor shall be obligated to comply with the provisions of this Section 1.3 in connection with any future Transfer of such Securities.

                  (vi) The exercise or non-exercise of the rights of any Offeree hereunder (or their respective Affiliates acting on their behalf) to participate as a purchaser in one or more sales of Securities made by a Transferring Investor shall not adversely affect their rights to participate as purchasers in subsequent sales of Securities subject to paragraph (a)(i) of this Section 1.3.

         (b) Prohibited Transfers. Any attempt by a Transferring Investor to Transfer Securities in violation of this Section 1.3 hereof shall be void and the Company agrees it will not effect such a Transfer nor will it treat any alleged Transferee as the holder of such shares without the written consent of the Board of Directors of the Company.

                  Section 1.4       Drag-Along and Tag-Along Rights

         (a) Drag-Along Rights.

                  (i) If POF (the "Drag Stockholder") desires to sell Notes and/or Common Stock representing 80% or more of the then outstanding shares of the Common Stock, determined on an as converted basis, beneficially or legally owned by POF (the "POF Shares") to any third party or third parties, other than an Affiliate of POF, in a transaction or series of related transactions that results in a Change of Control (a "Drag Sale"), then, if requested by POF, the Investors and their respective permitted Transferees, if any (each, a "Drag Seller"), shall sell all of the outstanding shares of Common Stock held by the Drag Seller, to such third party purchaser, in accordance with the terms and provisions of this Section 1.4(a). All shares of Stock sold or transferred pursuant to this Section 1.4(a) shall be sold at the same price and upon the same terms and conditions as the shares of Common Stock being sold by the Drag Stockholders. As used herein "Change of Control" means (i) the sale, lease, transfer, conveyance or other disposition (other than by way of a merger or consolidation), in one transaction or a series of related transactions, of all or substantially all of the assets of the Company and its subsidiaries, taken as a whole, to any person (other than a TCW/POF Stockholder) or any group (as such term is used in Section 13d-5 of the Exchange Act) that does not include a TCW/POF Stockholder and (ii) the consummation of any transaction or series of related transactions, including by way of merger or consolidation, in which any person, other than a TCW/POF Stockholder, or any group (as such term is used in Section 13d-5 of the Exchange Act) that does not include a TCW/POF Stockholder acquires, directly or indirectly, more than 50% of the voting power of the Company or any entity that survives any such merger or consolidation.

                  (ii) The Drag Stockholder shall give each Drag Seller at least fifteen (15) days prior written notice of any Drag Sale, containing a description of all material terms and conditions of such Drag Sale. In connection with any Drag Sale, each Drag Seller shall take such actions as may be reasonably required by the Drag Stockholder and shall otherwise cooperate in good faith with the Drag Stockholder. At the closing of a Drag Sale, each Drag Seller shall deliver to the purchaser the certificates for all shares of the Common Stock being sold or transferred by such Drag Seller, duly endorsed for transfer, against payment of the appropriate purchase price.

                  (iii) Upon consummation of a Drag Sale, if a Drag Seller has not delivered its certificates as contemplated by this Section 1.4(a), such Drag Seller shall no longer be considered a stockholder of the Company with respect to all shares of Common Stock required to be sold or transferred by such Drag Seller pursuant to this Section 1.4(a) and such Drag Seller's sole rights shall be to receive the consideration receivable in connection with such Drag Sale upon delivery of the certificates held by such Drag Seller, as contemplated by this Section 1.4(a).

                  (iv) Notwithstanding any other provision of this Agreement to the contrary, if holders of a majority of the TCW/POF Shares desire to approve a sale of all or substantially all of the assets of the Company or a merger or consolidation of the Company, whether or not the Company is the surviving entity, then POF shall be entitled to require each Investor to vote all of its shares of Common Stock to approve such transaction. If such transaction is structured as a merger or consolidation, each Investor hereby waives any dissenter's rights, appraisal rights or similar rights in connection with such merger or consolidation. Each Investor shall take any and all action necessary (including, without limitation, voting its shares of Common Stock and executing and delivering written consents) to approve and effect the consummation of such transaction. Nothing contained herein shall be construed as a limitation on the rights of CapitalSource or its Affiliates pursuant to the Loan Agreement.

         (b) Tag-Along Rights. If POF (the "Selling Stockholder") desires to sell or transfer, directly or indirectly, any of the then outstanding POF Shares to any third party, other than an Affiliate (the "Buyer"), in a transaction or series of related transactions other than a sale effected through a broker on any securities exchange or automated quotation system on which the Company's Common Stock is then quoted or listed (a "Tag Sale"), then, at least fifteen
(15) days prior to any such sale, the Selling Stockholder shall provide to the Investors and their respective permitted Transferees, if any (each, a "Tag Seller") a notice (a "Tag-Along Notice") explaining the terms of such sale and identifying the name and address of the Buyer. Upon the written request of any Tag Seller made within fifteen (15) days after the day the Tag-Along Notice is received by such Tag Seller, the Selling Stockholder proposing to make the sale shall cause the

Buyer to purchase from such Tag Seller such portion of the outstanding shares of Common Stock owned by such Tag Seller as the number of POF Shares subject to the Tag Sale bears to the number of then outstanding POF Shares. Such purchase shall be made on the same date and at the same price and on terms and conditions at least as favorable to such Tag Seller as the terms and conditions contained in the Tag-Along Notice delivered in connection with such proposed transaction. Notwithstanding the foregoing, POF shall be permitted to distribute POF Shares pursuant to an in-kind distribution to its limited partners, general partners, investment advisors and any affiliates, employees or designees thereof without restriction and any of such POF Shares so distributed (and any such holder or subsequent transferee thereof) shall not be subject to the foregoing provisions. POF agrees that it will notify the Investors no later than seven (7) business days prior to effecting any sale of POF Shares on a securities exchange or automated quotation system that, when aggregated with all such other sales of POF Shares on a securities exchange or automated quotation system within the immediately preceding four week period, represents 10% or more of the outstanding shares of Common Stock of the Company, on an as converted basis.

         (c) Going Private and Similar Transactions. Each Investor hereby agrees that it shall not transfer any Securities or accept any offer to purchase its Securities for cash in connection with any "Going Private Transaction" unless, and then only to the extent that and in the same proportion (based on their respective number of shares tendered or purchased, as the case may be) as, POF or any Affiliate of POF tenders or has purchased any shares of Common Stock owned thereby. For purposes of this Agreement, "Going Private Transaction" shall mean any transaction (i) in which the Company, POF or any Affiliate of POF (or any combination thereof) acquires or otherwise obtains all of the outstanding shares of Common Stock of the Company and, in connection therewith, the other stockholders of the Company receive cash for their shares of Common Stock, (ii) as a result of which the Company is no longer subject to the reporting obligations of Section 13 or 15 of the Exchange Act and (iii) in which all of the cash used to effect such transaction is provided or paid to such other stockholders by POF or any Affiliate of POF (or any combination thereof) or by the Company out of the proceeds of a debt or equity financing transaction with POF or any Affiliate of POF (or any combination thereof). For purposes of clarity, it is expressly acknowledged and agreed that the TCW Entities are not Affiliates of POF.

                  Section 1.5       Termination

         This Agreement shall terminate and be of no force and effect upon the earlier to occur of(i) the effective date of a written agreement signed by all of the parties hereto providing for the termination of this Agreement, (ii) with respect to each Investor, the date upon which such Investor shall cease to own any Securities and (iii) with respect to any Securities, the date upon which such Securities are Transferred by the applicable Investor pursuant to the provisions of Sections 1.2(a)(ii) and 1.2(a)(iii).

                  Section 1.6       Governing Law

         This Agreement shall be governed in all respects by the laws of the State of Delaware, as applied to agreements among Delaware residents entered into and to be performed entirely within Delaware.

                  Section 1.7       Successors and Assigns

         Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto; provided, however, that neither this Agreement nor the provisions hereof shall be binding upon any third party that is Transferred Securities pursuant to Sections 1.2(a)(ii) or 1.2(a)(iii).

                  Section 1.8       Entire Agreement; Amendment; Waiver

         This Agreement, together with that certain Registration Rights Agreement dated as of even date herewith by and among the parties hereto, constitutes the full and entire understanding and agreement between the parties with regard to the subjects hereof. Neither this Agreement nor any term hereof may be amended, waived, discharged or terminated, except by a written instrument signed by the Company and the parties hereto and any such amendment, waiver, discharge or termination shall be binding on all the Stockholders, but in no event shall the obligation of any Stockholder hereunder be materially increased, except upon the written consent of such Stockholder.

                  Section 1.9       Notices, etc.

         All notices and other communications required or permitted hereunder shall be in writing and shall be mailed by United States first-class mail, postage prepaid, sent by facsimile or delivered personally by hand or nationally recognized courier addressed (a) if to a Stockholder, as indicated below such Stockholder's name on the signature page hereto, or at such other address or facsimile number as such Stockholder or permitted Transferee shall have furnished to the Company and each other Stockholder in writing, or (b) if to the Company, as indicated below the Company's name on the signature page hereto, or at such address or facsimile number as the Company shall have furnished to each Stockholder in writing. All such notices and other written communications shall be effective on the date of mailing, confirmed facsimile transfer or delivery.

                  Section 1.10      Delays or Omissions

         No delay or omission to exercise any right, power or remedy accruing to any Stockholder, upon any breach or default of the Company under this Agreement shall impair any such right, power or remedy of such Stockholder nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default therefore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any Stockholder of any breach or default under this Agreement or any waiver on the part of any Stockholder of any provisions or conditions of this Agreement must be made in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any Stockholder, shall be cumulative and not alternative.

                  Section 1.11      Rights; Separability

         Unless otherwise expressly provided herein, a Stockholder's rights hereunder are several rights, not rights jointly held with any of the other Stockholders. In case any provision of the Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

                  Section 1.12      Titles and Subtitles

         The titles of the paragraphs and subparagraphs of this Agreement are for convenience of reference only and are not to be considered in construing or interpreting this Agreement.

                  Section 1.13      Counterparts

         This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

         IN WITNESS WHEREOF, the parties hereto have executed this Stockholders' Rights Agreement effective as of the day and year first above written.

                              ACORN PRODUCTS, INC.


                              By:     /s/ A. Corydon Meyer
                                   ---------------------------------------------
                                   Name:  A. Corydon Meyer
                                   Title:  President and Chief Executive Officer

                              Address for Notices:
                              390 West Nationwide Boulevard
                              Columbus, Ohio  43215
                              Attention:  A. Corydon Meyer
                              Telephone:  (614) 222-4460
                              Facsimile:  (614) 222-4437

                              with a copy to:

                              Porter, Wright, Morris & Arthur LLP
                              41 South High Street, Suite 2800
                              Columbus, Ohio  43215
                              Attention:  Robert J. Tannous
                              Telephone:  (614) 227-1953
                              Facsimile:  (614) 227-2100

                              OCM PRINCIPAL OPPORTUNITIES FUND, L.P.

                              By:  Oaktree Capital Management, LLC, Its
                                   General Partner

                              By:     /s/ Vincent J. Cebula
                                   ---------------------------------------------
                                   Name:    Vincent J. Cebula
                                   Title:   Managing Director

                              By:     /s/ Ronald N. Beck
                                   ---------------------------------------------
                                   Name:    Ronald N. Beck
                                   Title:   Managing Director

                              Address for Notices:
                              Oaktree Capital Management, LLC
                              333 South Grand Avenue, 28th floor
                              Los Angeles, CA 90071
                              Attention:  General Counsel
                              Telephone:  (213) 830-6300
                              Facsimile:  (213) 830-8522

                              HOULIHAN LOKEY HOWARD & ZUKIN
                              CAPITAL, LLC



                              By:     /s/ Saul E. Burian
                                   ---------------------------------------------
                                   Name: Saul E. Burian
                                   Title: Sr. VP

                              Address for Notices:
                              685 Third Avenue
                              New York, New York  10017
                              Attention:  Saul E. Burian
                              Telephone:  (212) 497-4245
                              Facsimile:  (212) 661-3070


                              CAPITALSOURCE HOLDINGS LLC



                              By:     /s/ Steven A. Museles
                                   ---------------------------------------------
                                   Name:    Steven A. Museles
                                   Title:   Senior Vice President

                              Address for Notices:
                              4445 Willard Avenue, 12th Floor
                              Chevy Chase, Maryland  20815
                              Attention:  Corporate Finance Group,
                              Portfolio Manager
                              Telephone:  (301) 841-2700
                              Facsimile:  (301) 841-2340